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                         Subsidiaries of the Registrant
                            (as of February 29, 2000)

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                                                                                    State of
Subsidiary                                                                       Incorporation
----------                                                                       -------------
Cincinnati Bell Telephone Company                                                    Ohio

Cincinnati Bell Telecommunications Services Inc.                                     Ohio

Cincinnati Bell Network Solutions Inc.                                               Ohio

EnterpriseWise IT Consulting LLC                                                     Ohio

Cincinnati Bell Long Distance Inc.                                                   Ohio

Cincinnati Bell Supply Company                                                       Ohio

Cincinnati Bell Directory Inc.                                                       Ohio

Cincinnati Bell Wireless Company                                                     Ohio

Cincinnati Bell Wireless LLC                                                         Ohio

ZoomTown.com Inc.                                                                    Ohio

Broadwing Holdings Inc.                                                              Delaware

Broadwing Communications Inc.                                                        Delaware
     (formerly IXC Communications, Inc.)

Broadwing Communications Services Inc.                                               Delaware
     (formerly IXC Communications Services, Inc.)

Broadwing Telecommunications Inc.                                                    Delaware
     (formerly Eclipse Telecommunications, Inc.)

Atlantic States Microwave Transmission Company                                       Nevada

Broadwing Communications Services of Virginia Inc.                                   Virginia
     (formerly IXC Communications Services of Virginia, Inc.)

Central States Microwave Transmission Company                                        Ohio


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                   Subsidiaries of the Registrant (continued)
                            (as of February 29, 2000)

Delaware Capital Provisioning, Inc.                                                  Delaware

DPNET, Inc.                                                                          Delaware

Eastern Telecom of Washington D.C., Inc.                                             Virginia

IXC Business Services LLC                                                            Delaware

IXC International, Inc.                                                              Delaware

IXC Internet Services, Inc.                                                          Delaware

IXC Leasing LLC                                                                      Delaware

IXC Merger Sub, Inc.                                                                 Delaware

Mutual Signal Corp.                                                                  New York

Mutual Signal Corporation of Michigan                                                New York

Mutual Signal Holding Corporation                                                    Delaware

Network Advanced Services, Inc.                                                      Louisiana

Network Evolutions, Inc.                                                             Virginia

Progress International, LLC                                                          Texas

Rio Grande Transmission, Inc.                                                        Delaware

Telecom Engineering, Inc.                                                            Texas

The Data Place, Inc.                                                                 Delaware

Tower Communication System Corp.                                                     Ohio

West Texas Microwave Company                                                         Texas

Western States Microwave Transmission Company                                        Nevada

Marca Tel S.A. de C.V.                                                               Mexico
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